UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company’s annual meeting of shareholders was held on April 17, 2019. The following matters, as described more fully in the Company’s Proxy Statement, were voted on by the shareholders at this meeting:

(1)	Election of Directors. The following directors were elected:

		VOTES
	Term[1]	For	Withheld	Broker Non- Votes
P. L. Davies	1 year	78,831,837	1,532,765	11,814,774
T. J. Drew	1 year	80,218,664	145,938	11,814,774
P. Guillemot	1 year	61,894,049	18,470,553	11,814,774
J. R. Haley	1 year	78,902,866	1,461,736	11,814,774
R. G. Kyle	1 year	80,132,125	232,477	11,814,774
R. C. Tiede	1 year	79,705,749	658,853	11,814,774
T. E. Whiddon	1 year	79,014,292	1,350,310	11,814,774

1In June 2017, the Company amended its Articles of Incorporation to effect the declassification of its Board of Directors as approved by the shareholders at the 2017 Annual Meeting. Pursuant to this amendment, nominees for election at the 2019 Annual Meeting of Shareholders are nominated to serve one-year terms expiring at the next Annual Meeting of Shareholders. Those Directors elected at the 2017 Annual Meeting of Shareholders, however, will continue to hold office for their elected three-year term, expiring at the 2020 Annual Meeting.

(2)
Ratification of Independent Registered Public Accounting Firm. The ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019 was approved. The shareholders voted 89,267,614 for and 2,804,483 against ratification, with 107,279 votes abstaining and no broker non-votes.

(3)
Advisory Resolution to Approve Executive Compensation. The advisory (non-binding) shareholder resolution on Executive Compensation was approved. The shareholders voted 77,474,616 for and 2,470,718 against the resolution, with 419,268 votes abstaining and 11,814,774 broker non-votes.

(4)
Approval of the Sonoco Products Company 2019 Omnibus Incentive Plan. The 2019 Omnibus Incentive plan was approved. The shareholders voted 72,548,038 for and 7,462,584 against approval, with 353,980 votes abstaining and 11,814,774 broker non-votes.

(5)
Advisory Shareholder Proposal Regarding Simple Majority Vote. The advisory (non-binding) shareholder proposal regarding simple majority vote was approved. The shareholders voted 56,258,537 for and 22,511,485 against the resolution, with 1,594,580 votes abstaining and 11,814,774 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 18, 2019	By:	/s/ Julie C. Albrecht
Julie C. Albrecht
Vice President and Chief Financial Officer